EXHIBIT 99.1

2014 Annual Shareholder Meeting

Senior Management at First Financial
Scott Dueser
Chairman of the Board, President &
Chief Executive Officer
38 43
J. Bruce Hildebrand, CPA
Executive Vice President
Chief Financial Officer
11 35
Gary L. Webb
Executive Vice President
Operations
11 25
Gary S. Gragg
Executive Vice President
Credit Administration
23 35
Marna Yerigan
Executive Vice President
Credit Administration
3 30
Ron Butler
Executive Vice President
Chief Administrative Officer
21 32
Years with Company Years in Industry
2

Senior Management at First Financial
3
Years with Company Years in Industry
Michele Stevens
Senior Vice President
Advertising and Marketing
16 32
Courtney Jordan
Senior Vice President
Training
5 18
Bob Goodner
Senior Vice President & Compliance Officer
Compliance
12 35
Luke Longhofer
Senior Vice President & Loan Review Officer
Credit Administration
3 10
Brandon Harris
Senior Vice President
Appraisal Services
1 15
Kirk Thaxton, CTFA
President, First Financial Trust & Asset
Management
27 31

Experienced Regional CEOs & Presidents
4
Years with  Company Years in  Industry
Marelyn Shedd
,
Abilene
23 31
Mike Mauldin
,
Hereford
11 36
Kirby Andrews
,
Sweetwater
23 26
Trent Swearengin
,
Eastland
14 16
Mike Boyd
,
San Angelo
38 42
Tom O’Neil
,
Cleburne
15 34
Matt Reynolds
,
Cleburne
9 32
Ron Mullins
,
Stephenville
8 35
Jay Gibbs
,
Weatherford
12 40
Mark Jones
,
Southlake
13 36
Ken Williamson
Mineral Wells
12 43
16 33
2 35
7 21
Gary Tucker
23 39
Robert Pate
Fred Wren
Stephen Lee
First Technology Services
Huntsville
Huntsville
Southeast  Region
,
,
,
,
,

Board of Directors
Years as Board
Member
Committee
Appointment
Steven L. Beal
Director and Former President and COO of
Concho Resources Inc.
4
Executive
Compensation
Nominating/Corporate Governance
Tucker S. Bridwell
President, Mansefeldt Investment Corporation
7
Lead Director / Executive
Nominating /
Corporate Governance
David Copeland
President, SIPCO, Inc. and
Shelton Family Foundation
16
Executive /  Audit
Nominating/Corporate Governance
F. Scott Dueser
Chairman of the Board, President and CEO
23
Executive
Murray Edwards
Principal, The Edwards Group
8
Executive / Audit
Nominating /Corporate Governance

Board of Directors
Years as Board
Member
Committee
Appointment
Ron Giddiens
G&G Investments
4
Audit
Tim Lancaster
President and CEO Hedrick Health System
1
Audit
Kade L. Matthews
Ranching and Investments
15
Compensation
Ross H. Smith, Jr.
Chairman and President Akrotex, Inc.
-
Proposed - Compensation
Johnny E. Trotter
President and CEO Livestock Investors, Ltd.
10
Executive
Compensation
Nominating/Corporate Governance

Independent Public Auditors

Mr. Joe Canon 11

Mr. Ross Smith 12

Forward Looking Statement
The numbers, as of and for the three months ended March 31, 2014, contained within this presentation are unaudited.  Certain statements contained herein may be considered “forward-
looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  These
statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management and, may be, but not necessarily are identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and
“goal”.  Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.
Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the
Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables.  Other key risks are described in the Company’s reports filed with the Securities and
Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the
Company’s web site or by writing or calling the Company at 325.627.7155.  The Company does not undertake any obligation to update publicly or revise any forward-looking statements herein because of new information, future events or otherwise.

2013 Financial Review

Earnings

27th Consecutive Year of Increased Earnings FFIN Earnings (in millions)

Strong Shareholder Earnings Basic Earnings Per Share

2007 2008 2009 2010 2011 2012 2013
First
Financial
52.83% 50.76% 50.11% 49.49% 48.37% 48.14% 50.19%
Peer Group
63.12% 68.12% 69.53% 67.33% 65.57% 65.77% 68.51%
Working Harder and Smarter
Efficiency Ratio
(FFIN vs. Peers)

Net Interest Margin Quarterly Interest Margin

FFIN Outperforms Peers Percentage Return on Average Assets 1.72% 1.74% 1.72% 1.75% 1.78% 1.75% 1.64% 0.87% -0.03% -0.18% 0.24% 0.79% 0.98% 1.05%

Strong Return on Capital Percentage Return on Average Equity

12-31-13 03-31-14
To be considered
well Capitalized
Tier 1
Leverage Ratio
9.84 9.95 > 5.00
Tier 1 Risk
Based Capital Ratio
15.82 16.24 > 6.00
Risk Based
Capital Ratio
16.92 17.39 > 10.00
Capital Ratios

Growth in Total Assets Asset Performance (in millions)

Loan Performance Growth in FFIN Total Loans (in millions)

2008 2009 2010 2011 2012 2013
First
Financial
0.80% 1.46% 1.53% 1.64% 1.22% 1.16%
Peer Group
2.63% 5.41% 5.37% 4.59% 3.67% 2.72%
Sound Lending Practices
Nonperforming assets as a percentage of  loans + foreclosed assets
(FFIN vs. Peers)

Deposit Growth Growth in FFIN Total Deposits (in millions) $4,135 $2,583 $2,685 $3,113 $3,335 $3,633

1 st Quarter 2014 Summary

1 st Quarter Earnings (in millions) FFIN Earnings

Account Growth
December 31,
2011
December 31,
2012
December 31,
2013*
March 31,
2014
Total Number of
Accounts
204,063 205,282 208,590 226,527
*(Excluding Orange Acquisition)
Net Growth in 2011 – 4,036 Accounts
Net Growth in 2012 – 1,219 Accounts
Net Growth in 2013 – 3,308 Accounts*
New Growth in 2014 – 2,600 Accounts

Shareholder Earnings – 1 st Quarter Basic Earnings Per Share

Growth in Trust Assets Total Trust Assets – Book Value (in millions)

Total Trust Fees Growth in FFTAM Fees (in thousands)

Growth in Mineral Management Revenue from Mineral Management (in thousands)

Growth in FFTAM Income Net Trust Income (in thousands)

Managed Equity Styles Equity Income Core Domestic Core Diversified Core World Strategic Growth

39

Growth in FFTAM Income Net Trust Income – 1 st Quarter (in thousands)

Growth in Total Assets Asset Performance (in millions)

Challenges
Overwhelming number of unreasonable and ineffective
regulations from Washington
Inept federal government
Stagnant national economy
Low interest rate environment
Maintaining net interest margin
Keep nonperforming assets to a minimum

Opportunities Loan Growth Mortgage Lending Trust Services Treasury Management Mobile Banking Lower Efficiency Ratio Potential Acquisitions

Consolidation of Charters Was very timely Regulatory compliance Technology complexities Cost savings Continue to operate as regions with local management, advisory boards and decisions

Orange Acquisition – now Southeast Region
Effective May 31, 2013
5 locations in Orange, Jefferson and Newton Counties
41% market share in home market of Orange County
$443 million in Assets
$293 million in loans
$386 million in deposits
Excellent addition and provides diversification
Vibrant economy

Beaumont – 61 st Branch

HEB – San Angelo

I-20 - Weatherford

Keller – Southlake – 1491 Keller Parkway

Roby – Remodeled in 2013

Ranger – Remodeled in 2014

Fort Worth – Forest Park Blvd. and Rosedale

Fort Worth – Forest Park Blvd. and Rosedale

27th Consecutive Year of Increased Earnings FFIN Earnings (in millions) $53.1 $53.8 $59.7 $68.4 $74.2 $78.9 2008 2009 2010 2011 2012 2013

Total Return on Investment
Assume you owned 1,000 shares of FFIN stock on January 1, 2013…
Stock cost in January 2013 $39,010
Dividend declared
($1.03 x 1,000 shares)
$ 1,030
Increase in stock price during 2013
($66.11 from $39.01 X 1,000 shares)
2013 return on investment 72.11%
2012 return on investment 19.65%
2011 return on investment 0.61%
2010 return on investment -2.99%
2009 return on investment 0.69%
5 year compound average return 14.01%
$27,100

Strong Stock Performance -100.00% -50.00% 0.00% 50.00% 100.00% 150.00% FFIN S&P 500 NASDAQ Dow Jones Jan . ‘07 Mar. ’14 Dec . ‘09 Dec ‘07 Dec ‘08 Dec. ‘10 Dec. ’11 Dec. ’12

Dividends Per Share Annual Dividends Declared Per Share $0.84 $0.89 $0.91 $0.91 $0.95 $0.99 $1.03 2007 2008 2009 2010 2011 2012 2013

Stock Split and Increased Cash Dividend
Two-for-One Stock Split – 100% Stock Dividend
Effective Shareholders of record as of May 15, 2014
Distribution Date June 2, 2014
Increase cash divided to $0.14 per quarter – 7.7% increase
Shareholders of record as of June 16, 2014
Dividend payable July 1, 2014

www.ffin.com